AXA PREMIER VIP TRUST

AXA ALLOCATION PORTFOLIOS – AXA CONSERVATIVE ALLOCATION PORTFOLIO

CLASS A, B AND K SHARES

SUPPLEMENT DATED AUGUST 29, 2012 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2012 of the AXA Conservative Allocation Portfolio of the AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding changes to the benchmark information for the AXA Conservative Allocation Portfolio (the “Portfolio”).

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The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2012, as supplemented July 31, 2012, August 6, 2012 and August 29, 2012, and Statement of Additional Information (“SAI”), dated May 1, 2012, as supplemented May 1, 2012, May 4, 2012, July 19, 2012, and August 10, 2012, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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On June 13, 2012, the Board of Trustees of the Trust (“Board”) approved a change of the Portfolio’s benchmark indexes from the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index to the Barclays Intermediate U.S. Government Bond Index. In addition, on that date, the Board approved an additional benchmark created by the Portfolio’s manager, AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), to show how the Portfolio’s performance compares with the return of a blended index that more closely reflects the returns of asset classes in which the Portfolio invests.

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The following information is added to the section entitled “Investments, Risks, and Performance – The Principal Risks of Investing in the Portfolio” of the Prospectus:

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Custom Benchmark Risk – Portions of a benchmark against which the Portfolio’s performance is measured, the Volatility Managed Index – International (“VMI-International”), Volatility Managed Index – Mid Cap Core (“VMI-MCC”), Volatility Managed Index – Large Cap Core (“VMI-LCC”) and Volatility Managed Index – Small Cap Core (“VMI-SCC”), were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform these benchmarks.

The first sentence under the section entitled “Investments, Risks, and Performance – Risk/Return Bar Chart and Table” is hereby deleted and replaced with the following information:

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2011 for the bar chart and through June 30, 2012 for the table compare to the returns of a broad-based market index.

The second paragraph under the section entitled “Investments, Risks, and Performance – Risk/Return Bar Chart and Table” is hereby deleted in its entirety and replaced with the following information:

The Class K shares commenced operations on August 29, 2012. The performance information shown in the table below for the Class K shares is the performance information of the Class A shares, which reflects the effect of 12b-1 fees paid by Class A shares. Class K shares do not pay 12b-1 fees.

The information under the section entitled “Investments, Risks, and Performance – Risk/Return Bar Chart and Table – Average Annual Returns” is hereby deleted and replaced with the following information:

Average Annual Total Returns
	One Year	Five Years	Since Inception (July 31. 2003)
AXA Conservative Allocation Portfolio – Class A Shares	1.88%	2.78%	4.22%

AXA Conservative Allocation Portfolio – Class B Shares	1.83%	2.55%	3.98%

AXA Conservative Allocation Portfolio – Class K Shares	1.88%	2.78%	4.22%

S&P 500 Index	5.45%	0.22%	5.76%

Barclays Intermediate U.S. Government Bond Index (“BIG”)	5.01%	5.77%	4.52%

66% BIG/ 5% VMI - International/ 4% VMI - MCC/ 10% VMI - LCC/ 1% VMI - SCC/ 14% ML 3mos T-bill	2.63%	4.64%	N/A

Barclays U.S. Aggregate Bond Index+	7.47%	6.79%	5.57%

MSCI EAFE Index+	-13.83%	-6.10%	6.30%

+	Effective as of June 30, 2012, the Portfolio changed two of its broad-based benchmarks from the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index to the Barclays Intermediate U.S. Government Bond Index. The Portfolio changed its benchmark because the investment manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.